UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF


                           THE SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 2005

                          MANU FORTI GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


              Nevada                                     20-0118696
 (State or Other Jurisdiction of               (I.R.S. Employer Identification
          Incorporation)                                    No.)

   7770 Regents Road Suite 113-401 San Diego, CA                  92122
      (Address of principal executive offices)                  (Zip Code)

                         (858) 518 - 1387 (Registrant's
                     telephone number, including area code)

                       (858) 279 - 1799 (Registrant's Fax
                          Number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)





                    INFORMATION TO BE INCLUDED IN THE REPORT


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 15, 2005 the reporting issuer accepted the resignation of Mitch Ross as Director. The resignation of Mr. Ross was not due to a disagreement with the Company's operations, policies or practices. Mr. Ross has resigned to devote more time to other ventures. A copy of Mr. Ross's resignation letter is furnished as Exhibit 99.1 to this report.

Effective June 22, 2005, the reporting issuer has appointed Justin Frere as Director. Mr. Frere, MBA, CPA, has substantial experience in accounting and administration with public companies and will be a welcome addition to the Company's Board in helping it to continue to maintain auditing and internal controls.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Resignation Letter dated June 15, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2005
MANU FORTI GROUP INCORPORATED



/s/ Todd M. Pitcher
------------------------------------
Todd M. Pitcher
Acting President, Director and Chief Financial Officer
(Authorized Officer of the Registrant)